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                               Small Company Fund

                                  ANNUAL REPORT

                                October 31, 1997

                      THE 59 WALL STREET SMALL COMPANY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1997

ASSETS:
  Investment in U.S. Small Company Portfolio (the "Portfolio"),
    at value  (Note 1) ...........................................   $38,716,120
  Receivable for capital stock sold ..............................        65,506
                                                                     -----------
        Total Assets .............................................    38,781,626
                                                                     -----------

LIABILITIES:
  Payables for:
    Capital stock redeemed .......................................       107,400
    Shareholder servicing/Eligible institution fees (Note 2) .....         4,005
    Administrative fee (Note 2) ..................................         2,360
                                                                     -----------
        Total Liabilities ........................................       113,765
                                                                     -----------

NET ASSETS .......................................................   $38,667,861
                                                                     ===========
Net Assets Consist of:
  Paid-in capital ................................................   $23,959,476
  Accumulated net realized gain ..................................     3,652,738
  Net unrealized appreciation ....................................    11,055,647
                                                                     -----------

Net Assets .......................................................   $38,667,861
                                                                     ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
     ($38,667,861 / 2,174,129 shares) ............................   $     17.79
                                                                     ===========

                       See Notes to Financial Statements.

                      THE 59 WALL STREET SMALL COMPANY FUND

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 1997

INVESTMENT INCOME:
  Income:
    Dividend income allocated from Portfolio ...................    $   296,976
    Interest income allocated from Portfolio ...................         33,887
    Expenses allocated from Portfolio ..........................       (288,461)
                                                                    -----------
        Total Income ...........................................         42,402
                                                                    -----------
  Expenses:
    Expense payment fee (Note 2) ...............................         40,518
    Shareholder servicing/Eligible institution fees (Note 2) ...         32,899
    Administrative fee (Note 2) ................................         46,488
    Directors' fees ............................................          1,740
    Professional fees ..........................................          3,200
    Accounting fees ............................................          2,400
                                                                    -----------
        Total Expenses .........................................        127,245
                                                                    -----------
        Net Investment Loss ....................................        (84,843)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (Notes 1 and 3):
  Net realized gain on investments .............................      3,703,598
  Net change in unrealized appreciation on investments .........      4,169,782
                                                                    -----------
      Net Realized and Unrealized Gain .........................      7,873,380
                                                                    -----------
  Net Increase in Net Assets Resulting from Operations .........    $ 7,788,537
                                                                    ===========

                       See Notes to Financial Statements

                      THE 59 WALL STREET SMALL COMPANY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                 For the years ended October 31,
                                                 -------------------------------
                                                       1997            1996
                                                       ----            ----
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss) ...............   $    (84,843)   $     26,865
    Net realized gain on investments ...........      3,703,598       1,591,385
    Net change in unrealized appreciation
      on investments ...........................      4,169,782       3,007,088
                                                   ------------    ------------
       Net increase in net assets resulting
         from operations .......................      7,788,537       4,625,338
                                                   ------------    ------------

  Dividends and distributions declared (Note 1):
    From net investment income .................           --           (45,132)
    In excess of net investment income .........        (11,283)           --
    From net realized gains ....................     (1,445,257)           --
                                                   ------------    ------------
       Total dividends and distributions
         declared ..............................     (1,456,540)        (45,132)
                                                   ------------    ------------

  Capital stock transactions (Note 4):
    Net proceeds from sales of capital stock ...      5,287,207       4,803,048
    Net asset value of capital stock issued
      to shareholders in reinvestment of
      dividends and distributions ..............        108,419          15,693
    Net cost of capital stock redeemed .........     (8,161,586)     (3,705,282)
                                                   ------------    ------------
       Net increase (decrease) in net assets
         resulting from capital stock
         transactions ..........................     (2,765,960)      1,113,459
                                                   ------------    ------------
          Total increase in net assets .........      3,566,037       5,693,665

NET ASSETS:
  Beginning of year ............................     35,101,824      29,408,159
                                                   ------------    ------------
  End of year (undistributed net investment
    income of $0 and $7,370, respectively) .....   $ 38,667,861    $ 35,101,824
                                                   ============    ============

                       See Notes to Financial Statements

                      THE 59 WALL STREET SMALL COMPANY FUND

                              FINANCIAL HIGHLIGHTS
 Selected per share data and ratios for a share outstanding throughout each year


                                                                  For the years ended October 31,
                                                    -----------------------------------------------------------
                                                     1997         1996         1995          1994         1993
                                                    ------       ------       ------        ------       ------
Net asset value, beginning of year...............   $14.85       $12.81       $11.54        $12.92       $10.70

Income from investment operations:

  Net investment income (loss)...................    (0.04)        0.01         0.03          0.05         0.01
  Net realized and unrealized gain (loss)........     3.60         2.05         1.31         (1.04)        2.84

Less dividends and distributions (Note 1):
  From net investment income.....................       --        (0.02)       (0.07)        (0.01)       (0.01)
  In excess of net investment income.............    (0.01)          --           --            --           --
  Net realized gains ............................    (0.61)          --           --         (0.38)       (0.62)
  In excess of net realized gains................       --           --           --          0.00(1)        --
                                                    ------       ------       ------        ------       ------
  Net asset value, end of year...................   $17.79       $14.85       $12.81        $11.54       $12.92
                                                    ======       ======       ======        ======       ======
Total return (2) ................................    24.65%       16.10%       11.69%        (7.81)%      27.00%

Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)........  $38,668      $35,102      $29,408       $39,401      $41,062
  Expenses as a percentage of average
    net assets (2) ..............................     1.12%        1.10%        1.10%         1.10%        1.10%
  Ratio of net investment income (loss) to
    average net assets ..........................    (0.23)%       0.08%        0.25%         0.40%        0.04%
  Portfolio turnover rate........................      N/A          N/A           16%(3)       140%         116%
  Average commission rate paid per share.........      N/A          N/A        $0.08%(3)        --           --

----------
(1)  Less than $0.01 per share.

(2) Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

     Ratio of expenses to average
       net assets.....................   1.33%   1.32%   1.27%   1.21%    1.38%
     Total return.....................  24.44%  15.88%  11.52%  (7.94)%  26.72%

     The expense payment terminated on July 1, 1997.

     Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1995 reflect fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.39%.

(3) Portfolio turnover and average commission paid represents the rate of portfolio activity and average commission rate for the period while the Fund was making investments directly in securities. The portfolio turnover rate and average commission rate paid for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's Financial Highlights which is included elsewhere in this report.

                       See Notes to Financial Statements

                      THE 59 WALL STREET SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street Small Company Fund (the "Fund") is a separate diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on April 23, 1991.

      The Fund invests all of its investable assets in the U.S. Small Company Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 87% at October 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in connection with the Fund's financial statements.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. Valuation of investments by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

            B. Accounting for Investments. The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These timing differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

            D. Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

      2.  Transactions with Affiliates.

      Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.125% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 1997, the Fund incurred $46,488 for administrative services.

                      THE 59 WALL STREET SMALL COMPANY FUND

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets. For the period from July 1, 1997 through October 31, 1997 the Fund incurred $32,899 for such services. Fees for shareholder servicing/eligible institution services prior to July 1, 1997 were paid under the Expense Payment Fee agreement.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 1.10% of the average daily net assets of the Fund. For the year ended October 31, 1997, 59 Wall Street Administrators, Inc. incurred approximately $119,756 in expenses, including shareholder servicing/eligible institution fees of $60,077, on behalf of the Fund. The expense payment fee arrangement of the Fund terminated on July 1,1997.

      Board of Directors' Fees. Each Director receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 1997, the Fund incurred $1,740 for these fees.

      3. Investment Transactions. Investment transactions of the portfolio are discussed in Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                                 For the years ended October 31,
                                                 -------------------------------
                                                    1997                1996
                                                    ----                ----

   Capital stock sold.........................     329,831             332,761
   Capital stock issued in connection with
     reinvestment of dividends................       7,119               1,185
   Capital stock repurchased..................    (526,782)           (266,398)
                                                  --------            --------
   Net increase (decrease)....................    (189,832)             67,548
                                                  ========            ========

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street  Small  Company  Fund (a series of The 59 Wall  Street  Fund,
Inc.):

      We have audited the accompanying statement of assets and liabilities of The 59 Wall Street Small Company Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1997 and 1996, and the financial highlights for each of the years in the five-year period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street Small Company Fund at October 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 12, 1997

                   Managements Discussion of fund performance

      The  following  investment   management  strategies  and  techniques  have
materially affected the Funds performance for the fiscal year ended October 31, 1997.

Small Company Fund

      The Small Company Fund gained 24.7 percent over the twelve months ending October 31, 1997, participating nicely in the small-cap rally that took place during the period. Two investment strategies were primarily responsible for the Funds performance. First, the Fund was industry neutral in its composition relative to its small-cap benchmark. This means that the Fund was neither underweighted nor overweighted in specific industries. Rather, the goal was to select the best stocks within each industry. This strategy gave the Fund some protection from the deep sell-offs that occurred during the year in industries such as electronic technology. Second, the Fund kept a balance between growth and value stocks during the year. The returns to these two investment styles vary over time. Keeping a balance between them prevented the Fund from being fully invested in an out-of-favor style at any one point of time. This policy has produced more consistent performance over time and should continue to do so.

                      Small Company Fund Growth of $10,000

 [The following table was represented as a line graph in the printed material]

                    Date         Small Company*    S&P 600 Index
                    ----         --------------    -------------
                   4/23/91          $10,000          $10,000
                   4/30/91           $9,700           $9,824
                   5/31/91          $10,190          $10,292
                   6/30/91           $9,460           $9,697
                   7/31/91           $9,840          $10,036
                   8/31/91          $10,080          $10,406
                   9/30/91          $10,090          $10,487
                  10/31/91          $10,360          $10,764
                  11/30/91           $9,820          $10,265
                  12/31/91          $10,948          $11,086
                   1/31/92          $11,530          $11,986
                   2/29/92          $11,720          $12,336
                   3/31/92          $11,068          $11,920
                   4/30/92          $10,467          $11,501
                   5/31/92          $10,477          $11,654
                   6/30/92           $9,967          $11,107
                   7/31/92          $10,347          $11,493
                   8/31/92          $10,097          $11,168
                   9/30/92          $10,297          $11,425
                  10/31/92          $10,718          $11,786
                  11/30/92          $11,730          $12,688
                  12/31/92          $12,113          $13,129
                   1/31/93          $12,538          $13,573
                   2/28/93          $12,143          $13,259
                   3/31/93          $12,235          $13,688
                   4/30/93          $11,880          $13,312
                   5/31/93          $12,437          $13,904
                   6/30/93          $12,437          $13,990
                   7/31/93          $12,609          $14,184
                   8/31/93          $13,085          $14,797
                   9/30/93          $13,348          $15,214
                  10/31/93          $13,612          $15,607
                  11/30/93          $13,159          $15,097
                  12/31/93          $13,590          $15,613
                   1/31/94          $13,937          $16,101
                   2/28/94          $13,774          $16,043
                   3/31/94          $12,959          $15,198
                   4/30/94          $13,046          $15,288
                   5/31/94          $12,676          $15,114
                   6/30/94          $12,057          $14,606
                   7/31/94          $12,122          $14,845
                   8/31/94          $12,589          $15,672
                   9/30/94          $12,589          $15,620
                  10/31/94          $12,546          $15,557
                  11/30/94          $11,893          $14,982
                  12/31/94          $12,164          $15,329
                   1/31/95          $11,705          $15,135
                   2/28/95          $12,044          $15,764
                   3/31/95          $12,306          $16,033
                   4/30/95          $12,514          $16,039
                   5/31/95          $12,624          $16,672
                   6/30/95          $13,116          $17,537
                   7/31/95          $14,177          $18,548
                   8/31/95          $14,418          $18,931
                   9/30/95          $14,571          $19,270
                  10/31/95          $14,013          $18,408
                  11/30/95          $14,472          $19,182
                  12/31/95          $14,834          $19,689
                   1/31/96          $14,713          $19,668
                   2/28/96          $14,965          $20,281
                   3/31/96          $15,612          $20,694
                   4/30/96          $16,664          $21,804
                   5/31/96          $17,003          $22,661
                   6/30/96          $16,127          $21,729
                   7/31/96          $14,823          $19,832
                   8/31/96          $15,688          $20,984
                   9/30/96          $16,598          $21,803
                  10/31/96          $16,269          $21,467
                  11/29/96          $17,251          $22,351
                  12/31/96          $17,643          $22,937
                   1/31/97          $17,483          $23,395
                   2/28/97          $16,823          $22,825
                   3/31/97          $15,935          $21,748
                   4/30/97          $16,049          $21,809
                   5/30/97          $17,472          $24,236
                   6/30/97          $18,622          $25,271
                   7/31/97          $20,204          $26,446
                   8/31/97          $20,227          $27,051
                   9/30/97          $21,581          $29,031
                  10/31/97          $20,249          $27,755

                            *net of fees and expenses

           Past performance is not predictive of future performance.

                          U.S. SMALL COMPANY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                October 31, 1997
                           (expressed in U.S. dollars)

Shares                                                                   Value
------                                                                ----------
        COMMON STOCKS (96.8%)

        COMMERCIAL SERVICES (4.6%)
23,850  Bowne & Co., Inc. ..................................          $  831,769
 7,000  Consolidated Graphics, Inc.*  ......................             363,125
11,500  Corestaff, Inc.* ...................................             283,187
13,300  Sylvan Learning
          Systems, Inc.* ...................................             557,769
                                                                      ----------
                                                                       2,035,850
                                                                      ----------
        CONSUMER DURABLES (3.9%)
18,800  Carlisle Companies, Inc. ...........................             813,100
15,600  Centex Corp. .......................................             912,600
                                                                      ----------
                                                                       1,725,700
                                                                      ----------
        CONSUMER NON-DURABLES (3.4%)
15,100  Coors Adolph Co. ...................................             533,219
17,900  Kellwood Co. .......................................             618,669
 9,900  Universal Corp. ....................................             380,531
                                                                      ----------
                                                                       1,532,419
                                                                      ----------
        CONSUMER SERVICES (5.9%)
 7,600  CKE Restaurants, Inc. ..............................             303,525
30,300  Homestead Village, Inc.* ...........................             484,800
70,000  Host Marriott Services Corp.* ......................             997,500
30,300  Ryan's Family Steak
          Houses, Inc.* ....................................             259,444
18,700  Westwood One, Inc. .................................             567,428
                                                                      ----------
                                                                       2,612,697
                                                                      ----------
        ELECTRONIC TECHNOLOGY (13.2%)
14,000  CHS Electronics, Inc.* .............................             340,812
15,000  Comverse Technology, Inc.* .........................             616,875
 6,600  Hutchinson Technology, Inc.* .......................             174,075
10,600  Innovex, Inc. ......................................             271,956
 5,300  Lattice Semiconductor Corp.* .......................             264,503
14,200  Micrel, Inc.* ......................................             509,425
11,500  Microchip Technology, Inc.* ........................             456,406
 5,000  Novellus Systems, Inc.* ............................             222,188
 9,500  Read-Rite Corp.* ...................................             189,109
13,160  Sanmina Corp.* .....................................             983,710
13,100  SCI Systems, Inc.* .................................             576,400
 9,900  Security Dynamics
          Technology, Inc.* ................................             333,816
12,200  Stratus Computer, Inc.* ............................             431,575
 5,200  Vitesse Semiconductor Corp.* .......................             225,875
 8,500  VLSI Technology, Inc.* .............................             252,875
                                                                      ----------
                                                                       5,849,600
                                                                      ----------
        ENERGY MINERALS (3.5%)
15,200  Devon Energy Corp. .................................             680,200
14,620  Pogo Producing Co. .................................             529,061
15,500  Vintage Petroleum, Inc. ............................             354,562
                                                                      ----------
                                                                       1,563,823
                                                                      ----------
        FINANCE (16.8%)
20,695  Allied Group, Inc. .................................             977,839
 9,200  American Bankers Insurance
           Group, Inc. .....................................             343,850
 2,700  CCB Financial Corp. ................................             245,700
11,262  Charter One Financial, Inc. ........................             654,621
 8,780  Deposit Guaranty Corp. .............................             323,763
 6,674  First Commercial Corp. .............................             329,529
14,000  FirstMerit Corp. ...................................             358,750
 6,700  Keystone Financial, Inc. ...........................             229,056
21,210  Orion Capital Corp. ................................             954,450
49,490  Presidential Life Corp. ............................             977,428
 6,600  Protective Life Corp. ..............................             348,975
 9,325  Provident Financial, Inc. ..........................             426,036
26,700  Reliance Group Holdings, Inc. ......................             337,087
 7,900  TCF Financial Corp. ................................             449,312
13,520  Zions Bancorporation ...............................             525,590
                                                                      ----------
                                                                       7,481,986
                                                                      ----------
        HEALTH SERVICES (4.9%)
 7,600  Genesis Health
          Ventures, Inc.* ..................................             186,200
 6,210  Lincare Holdings, Inc.* ............................             333,787
15,260  Omnicare, Inc. .....................................             424,419
36,360  Orthodontic Centers of
           America, Inc.* ..................................             629,483
12,250  PhyCor, Inc.* ......................................             282,133
 7,200  Universal Health
          Services, Inc.* ..................................             317,250
                                                                      ----------
                                                                       2,173,272
                                                                      ----------
        HEALTH TECHNOLOGY (3.7%)
26,000  Rexall Sundown, Inc.* ..............................             563,875
 9,800  Safeskin Corp.* ....................................             444,063
 5,400  STERIS Corp.* ......................................             213,638
10,680  Sybron International Corp.* ........................             428,535
                                                                      ----------
                                                                       1,650,111
                                                                      ----------

                          U.S. SMALL COMPANY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                          October 31, 1997 (continued)
                           (expressed in U.S. dollars)

Shares                                                                   Value
------                                                                ----------

        INDUSTRIAL SERVICES (5.2%)
 3,800  Camco International, Inc. ..........................          $  274,550
27,500  Noble Drilling Corp.* ..............................             977,969
32,040  Pride International* ...............................           1,057,320
                                                                      ----------
                                                                       2,309,839
                                                                      ----------
        NON-ENERGY MINERALS (2.1%)
26,660  Chaparral Steel Co. ................................             403,232
 9,600  Southdown, Inc. ....................................             531,600
                                                                      ----------
                                                                         934,832
                                                                      ----------
        PROCESS INDUSTRIES (2.7%)
13,600  DEKALB Genetics Corp. ..............................             487,900
14,100  Guilford Mills, Inc. ...............................             336,637
13,900  Premark International, Inc. ........................             376,169
                                                                      ----------
                                                                       1,200,706
                                                                      ----------
        PRODUCER MANUFACTURING (7.8%)
13,020  AGCO Corp. .........................................             377,580
 6,350  Borg-Warner Automotive, Inc. .......................             346,075
 9,500  Kennametal, Inc. ...................................             460,750
23,400  Manitowoc Co., Inc. (The) ..........................             709,312
20,800  Miller (Herman), Inc. ..............................           1,019,200
 9,100  Technitrol, Inc. ...................................             280,963
11,650  TJ International, Inc. .............................             265,766
                                                                      ----------
                                                                       3,459,646
                                                                      ----------
        RETAIL TRADE (8.7%)
26,700  Burlington Industries* .............................             398,831
20,200  CompUSA, Inc.* .....................................             661,550
31,000  Fred Meyer, Inc.* ..................................             885,438
49,650  Pier 1 Imports, Inc. ...............................             906,112
 9,400  Proffitts, Inc.* ...................................             269,662
10,600  Ross Stores, Inc. ..................................             397,500
12,600  Russ Berrie & Co., Inc. ............................             343,350
                                                                      ----------
                                                                       3,862,443
                                                                      ----------
        TECHNOLOGY SERVICES (3.5%)
15,000  Keane, Inc.* .......................................             444,375
 8,520  Sterling Software, Inc.* ...........................             290,745
 9,800  Tech Data Corp.* ...................................             433,650
10,400  Wind River Systems, Inc.* ..........................             399,100
                                                                      ----------
                                                                       1,567,870
                                                                      ----------
        TRANSPORTATION (3.2%)
12,500  Airborne Freight Corp. .............................             792,188
19,100  USFreightways Corp. ................................             614,781
                                                                      ----------
                                                                       1,406,969
                                                                      ----------
        UTILITIES (3.7%)
 6,810  KN Energy, Inc. ....................................             296,235
28,990  NUI Corp. ..........................................             654,087
35,800  Northwestern Public
          Service Co. ......................................             716,000
                                                                      ----------
                                                                       1,666,322
                                                                      ----------
TOTAL INVESTMENTS (identified cost
   $29,802,201) (a) .................................        96.8%   $43,034,085
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ......         3.2      1,416,251
                                                            -----    -----------
NET ASSETS ..........................................       100.0%   $44,450,336
                                                            =====    ===========

----------
*    non-income producing security

(a) The aggregate cost for federal income tax purposes is $29,802,201, the aggregate gross unrealized appreciation is $13,970,613, and the aggregate gross unrealized depreciation is $738,729, resulting in net unrealized appreciation of $13,231,884.

                       See Notes to Financial Statements

                          U.S. SMALL COMPANY PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1997
                           (expressed in U.S. dollars)

ASSETS:
   Investments in securities, at value (identified
     cost $29,802,201) (Note 1) ..............................       $43,034,085
   Cash ......................................................         1,553,136
   Receivables for:
      Margin variation on futures ............................            27,750
      Dividends and interest receivable ......................             3,766
   Deferred organization expenses (Note 1) ...................             5,621
                                                                     -----------
           Total Assets ......................................        44,624,358
                                                                     -----------

LIABILITIES:
   Payables for:
      Withdrawals ............................................            60,368
      Investment advisory fee (Note 2) .......................            49,437
      Trustees' fee (Note 2) .................................             1,031
      Administrative fee (Note 2) ............................             1,400
      Foreign withholding taxes ..............................             9,552
      Professional fees ......................................            16,400
      Accrued expenses and other liabilities .................            35,834
                                                                     -----------
           Total Liabilities .................................           174,022
                                                                     -----------
NET ASSETS ...................................................       $44,450,336
                                                                     ===========

Net Assets Consist of:
     Paid-in capital .........................................       $31,268,162
     Net unrealized appreciation on investments ..............        13,182,174
                                                                     -----------
Net Assets ...................................................       $44,450,336
                                                                     ===========

                       See Notes to Financial Statements.

                          U.S. SMALL COMPANY PORTFOLIO

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 1997
                           (expressed in U.S. dollars)

INVESTMENT INCOME:
  Income:
     Dividends ...............................................     $    383,887
     Interest ................................................           44,305
                                                                   ------------
         Total Income ........................................          428,192
                                                                   ------------

  Expenses:
     Investment advisory fee (Note 2) ........................          319,096
     Custody fee (Note 3) ....................................           45,793
     Administrative fee (Note 2) .............................           17,182
     Professional fees .......................................            8,697
     Trustees' fees and expenses (Note 2) ....................            6,262
     Amortization of organization expense ....................            2,540
     Miscellaneous ...........................................           22,833
                                                                   ------------
     Total Expenses ..........................................          422,403
                                                                   ------------
         Fees paid indirectly (Note 3) .......................          (43,393)
                                                                   ------------
         Net Expenses ........................................          379,010
                                                                   ------------
         Net Investment Income ...............................           49,182
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (Notes 1 and 3):
  Net realized gain on investments ...........................        8,634,544
  Net change in unrealized appreciation on investments .......        1,336,403
                                                                   ------------
       Net Realized and Unrealized Gain ......................        9,970,947
                                                                   ------------
  Net Increase in Net Assets Resulting from Operations .......     $ 10,020,129
                                                                   ============

                       See Notes to Financial Statements

                          U.S. SMALL COMPANY PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
                           (expressed in U.S. dollars)

                                                 For the years ended October 31,
                                                 -------------------------------
                                                       1997           1996
                                                       ----           ----

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
      Net investment income .....................  $     49,182    $    144,668
      Net realized gain on investments ..........     8,634,544       3,463,297
      Net change in unrealized appreciation
         on investments .........................     1,336,403       4,465,593
                                                   ------------    ------------

        Net increase in net assets resulting
          from operations .......................    10,020,129       8,073,558
                                                   ------------    ------------

  Capital transactions:
      Proceeds from contributions ...............     7,097,111       4,802,410
      Value of withdrawals ......................   (30,601,261)     (6,168,030)
                                                   ------------    ------------

        Net decrease in net assets resulting
          from capital transactions .............   (23,504,150)     (1,365,620)
                                                   ------------    ------------

          Total increase (decrease) in net assets   (13,484,021)      6,707,938

NET ASSETS:
  Beginning of year .............................    57,934,357      51,226,419
                                                   ------------    ------------
  End of year ...................................  $ 44,450,336    $ 57,934,357
                                                   ============    ============

                       See Notes to Financial Statements.

                          U.S. SMALL COMPANY PORTFOLIO

                              FINANCIAL HIGHLIGHTS
          Selected ratios and supplemental data throughout each period
                           (expressed in U.S. dollars)


                                                                 For the period
                                              For the years     January 17, 1995
                                             ended October 31,  (commencement of
                                             -----------------   operations) to
                                               1997     1996    October 31, 1995
                                               ----     ----    ----------------

Ratios/Supplemental Data:
  Net assets, end of period
    (000's omitted) .......................  $44,450   $57,934       $51,226

  Expenses as a percentage of average
    net assets:
    Expenses paid by Portfolio ............     0.77%     0.77%         0.77%*
    Expenses paid by commissions** ........       --      0.05%         0.05%*
    Expense offset arrangements ...........     0.09%     0.08%         0.05%*
                                                ----     ------         ----
        Total expenses ....................     0.86%     0.90%         0.87%*

  Ratio of net investment income
    to average net assets .................     0.10%     0.26%         0.25%*
  Portfolio turnover rate .................       63%       51%          115%
  Average commission rate paid per share ..  $ 0.077   $ 0.080       $0.0800


----------
 *   Annualized.

** A portion of the Portfolio's securities transactions are directed to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay.

                       See Notes to Financial Statements.

                          U.S. SMALL COMPANY PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
                           (expressed in U.S. dollars)

      1. Organization and Significant Accounting Policies. U.S. Small Company Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on June 15, 1993. The Portfolio commenced operations on January 17, 1995 and received a contribution of certain assets and liabilities, including securities, with a value of $33,464,236 (including $1,223,663 of unrealized appreciation) on that date from the 59 Wall Street Company Fund in exchange for a beneficial interest in the Portfolio. The Declaration of Trust permits the Trustees to create an unlimited number of beneficial interests in the Portfolio.

      The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

             A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

            B. Futures Contracts. To hedge against anticipated future changes in interest rates or securities prices, the Portfolio may enter into financial futures contracts for the delayed delivery of contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying securities or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed or expires. Should interest rates or securities prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is risk that the positions may correlate imperfectly with the asset or liability being hedged. Other risks of entering into these transactions are that a liquid secondary market may not always exist, or that another party to a transaction may not perform.

            C. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

                          U.S. SMALL COMPANY PORTFOLIO

                           (expressed in U.S. dollars)

            D. Federal Income Taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is necessary.

            E.  Deferred  Organization   Expenses.   Expenses  incurred  by  the
      Portfolio in connection with its organization are being amortized on a straight-line basis over a five-year period.

      2.  Transactions with Affiliates.

      Investment Advisory Fee. The Portfolio has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which it pays the Adviser a fee calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Portfolio's average daily net assets. For the year ended October 31, 1997, the Portfolio incurred $319,096 for advisory services.

      Administrative Fee. The Portfolio has an administrative agreement with Brown Brothers Harriman Trust Company (Cayman) Limited (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.035% of the Portfolio's average daily net assets. The Administrator has a subadministration agreement with Signature Financial Group (Cayman) Ltd. for which Signature Financial Group (Cayman) Ltd. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 1997, the Portfolio incurred $17,182 for administrative services.

      Trustees Fee. Each Trustee of the Portfolio receives an annual retainer paid by the Portfolio. Each Trustee is also reimbursed for out-of-pocket expenses incurred in connection with board meetings. For the year ended October 31, 1997, the Portfolio incurred $6,262 for Trustee fees.

      3. Investment Transactions. For the year ended October 31, 1997, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $29,502,768 and $52,865,496, respectively. For that same period, the portfolio paid brokerage commissions of $55,627 to Brown Brothers Harriman & Co. for transactions executed on its behalf. Custody fees for the Portfolio were reduced by $43,393 as a result of an expense offset arrangement with the Portfolio's custodian.

      4. Financial Futures Contracts. As of October 31, 1997, U.S. Small Company Portfolio held open futures contracts. The contractual amount of a futures contract represents the investment the Portfolio has in a particular contract and does not necessarily represent the amounts potentially subject to risk. The measurements of futures contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations under open futures contracts at October 31,1997 is as follows:

                                                          Unrealized
            Position      Contracts       Index          Depreciation
            --------      ----------      -----          ------------
              Long            6        Russell 2000         $49,710

      As of October 31, 1997, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Investors
U.S. Small Company Portfolio:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Small Company Portfolio as of October 31, 1997, the related statement of operations for the year ended, the statement of changes in net assets for the years ended October 31, 1997 and 1996 and the financial highlights each of the years in the three-year period ended October 31, 1997 (all expressed in U.S. dollars). These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of U.S. Small Company Portfolio at October 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE

Grand Cayman, Cayman Islands
December 12, 1997

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts 02116

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offerof sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.